Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of March 6, 2007 (this “Agreement”), among ON SEMICONDUCTOR CORPORATION (“Holdings”), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), under the Amended and Restated Credit Agreement dated as of August 4, 1999, as amended and restated as of February 6, 2006 (as further amended and in effect immediately prior to the Restatement Effective Date (as defined herein), the “Existing Credit Agreement”), among Holdings, the Borrower, the lenders party thereto and the Administrative Agent.

WHEREAS Holdings and the Borrower have requested, and the Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Term Lenders (including the Renewing Term Lenders) referred to below extend credit in the form of Term Loans on the Restatement Effective Date in an aggregate principal amount equal to $175,000,000, (b) the Renewing Revolving Lenders referred to below and the Additional Revolving Lenders referred to below extend credit in the form of Revolving Commitments on the Restatement Effective Date in an aggregate amount equal to $25,000,000 and (c) the Existing Credit Agreement be amended and restated as provided herein.

NOW, THEREFORE, Holdings, the Borrower, the Restatement Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, “Restatement Lenders” means, at any time, (a) the Term Lenders (including the Renewing Term Lenders) referred to below, (b) the Renewing Revolving Lenders referred to below and (c) the Additional Revolving Lenders referred to below.

SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3, 4 and 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

(b) The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date, not later than March 6, 2007, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower, by giving not less than one Business Day’s written notice, (i) shall propose a date as the Restatement Effective Date to the Administrative Agent and (ii) may change a previously proposed date for the Restatement Effective Date, provided that the Borrower agrees that the provisions of Section 2.16 of the Restated Credit Agreement shall apply in the event of any such change. The Administrative Agent shall notify the Restatement Lenders of the proposed date. This Agreement shall terminate at 5:00 p.m., New York City time, on March 6, 2007, if the Restatement Effective Date shall not have occurred at or prior to such time.

SECTION 3. Term Loans. (a) Subject to the terms and conditions set forth herein, each Person identified on Schedule I hereto as a Term Lender (a “Term Lender”) agrees to make Term Loans to the Borrower on the Restatement Effective Date in an aggregate principal amount not exceeding its Term Commitment. A Term Lender’s “Term Commitment” means its commitment to make Term Loans hereunder, expressed as an amount representing the maximum aggregate principal amount of Term Loans to be made by such Term Lender, as set forth in Schedule I hereto. The Term Commitments are several and no Term Lender will be responsible for any other Term Lender’s failure to make Term Loans. The Term Loans shall be made in the manner contemplated by paragraphs (c) and (d) of this Section.

(b) Each Person that holds an existing Term Loan under, and as defined in, the Existing Credit Agreement (an “Existing Term Loan”, and each such Person holding an Existing Term Loan being an “Existing Term Lender”) that executes this Agreement in the capacity of a “Term Lender” on a signature page hereto (a “Renewing Term Lender”) will be deemed on the Restatement Effective Date to have agreed to the terms of this Agreement and to have a Term Commitment equal to its Term Commitment set forth on Schedule I hereto. Each Existing Term Lender that consents to this Agreement specifically in the capacity of a Consenting Lender on a consent in the form of Annex I hereto which does not have a Term Commitment set forth on Schedule I hereto shall be deemed on the Restatement Effective Date to have consented to this Agreement but shall not have any commitment to make Term Loans.

(c) The Term Loans to be made by each Term Lender on the Restatement Effective Date shall be made by transferring funds to the Administrative Agent, in the manner contemplated by Section 2.06 of the Restated Credit Agreement, in an amount equal to such Term Lender’s Term Commitment.

(d) Term Loans shall be made on the Restatement Effective Date as ABR Borrowings or, if the Borrower shall have delivered an irrevocable written request to such effect to the Administrative Agent at least two Business Days prior to the Restatement Effective Date, Eurodollar Borrowings (with respect to any such request for Eurodollar Borrowings, it is understood and agreed that in the event the Term Loans are not borrowed on the Restatement Effective Date, the Borrower shall compensate each Term Lender for any loss, cost or expense incurred by such Term Lender in respect of such event to the same extent as if such Term Lender were entitled to compensation therefor pursuant to Section 2.16 of the Existing Credit Agreement). The provisions of Sections 2.02 and 2.06 of the Restated Credit Agreement shall apply for all purposes of making the Term Loans, except as otherwise provided herein.

(e) The Borrower hereby irrevocably authorizes and directs the Administrative Agent on the Restatement Effective Date to apply the proceeds of the Term Loans to prepay, pursuant to Section 2.11(a) of the Existing Credit Agreement, the Existing Term Loans outstanding as of such date. On the Restatement Effective Date, the

Borrower shall pay, without applying the proceeds of the Term Loans, the accrued and unpaid interest on the Existing Term Loans and any other amounts (including amounts under Section 2.16 of the Existing Credit Agreement) owing in respect of the Existing Term Loans (including outstanding principal, to the extent the outstanding principal of the Existing Term Loans exceeds the Term Loans).

(f) Unless the Administrative Agent shall have received notice from a Term Lender prior to the Restatement Effective Date that such Term Lender will not make available to the Administrative Agent such Term Lender’s share of such Term Loan Borrowing, the Administrative Agent may assume that such Term Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Term Lender has in fact defaulted in making its share of such Term Loan Borrowing, then the applicable Term Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Term Lender), together with interest on such amount at the interest rate applicable to ABR Loans from the Restatement Effective Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Term Lender’s expense, upon notice to the defaulting Term Lender and to the Administrative Agent, to require such defaulting Term Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations as a Term Lender under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations, provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay, in immediately available funds on the date of such assignment, (A) to the Administrative Agent, (1) the outstanding principal of, and interest accrued to the date of payment on, the defaulted amount of the Term Loans advanced by the Administrative Agent on the defaulting Term Lender’s behalf under the Restated Credit Agreement that was not paid by the Borrower to the Administrative Agent pursuant to the preceding sentence and (2) all other amounts accrued for the Administrative Agent’s account or owed to it under the Restated Credit Agreement in respect of such defaulted amount of Term Loans and (B) to the Borrower, the outstanding principal of, and interest accrued to the date of payment on, the defaulted amount of the Term Loans that the Borrower paid to the Administrative Agent pursuant to the preceding sentence.

SECTION 4. Revolving Commitments. (a) Subject to the terms and conditions set forth herein, each Person identified on Schedule I hereto as a Revolving Lender (a “Revolving Lender”) agrees that, effective on the Restatement Effective Date, it will have a Revolving Commitment under the Restated Credit Agreement in the amount set forth in Schedule I hereto.

(b) Each Person that has a Revolving Commitment under, and as defined in, the Existing Credit Agreement (an “Existing Revolving Commitment”, and each such Person holding an Existing Revolving Commitment being an “Existing Revolving Lender”) that executes this Agreement specifically in the capacity of a “Renewing

Revolving Lender” on a signature page hereto (a “Renewing Revolving Lender”) will be deemed on the Restatement Effective Date to have agreed to the terms of this Agreement and to have a Revolving Commitment in its capacity as a Renewing Revolving Lender equal to the lesser of its Revolving Commitment set forth on Schedule I hereto and the amount of its Existing Revolving Commitment immediately prior to the Restatement Effective Date. Each Existing Revolving Lender that consents to this Agreement specifically in the capacity of a Consenting Lender on a consent in the form of Annex I hereto which does not have a Revolving Commitment set forth on Schedule I hereto shall be deemed on the Restatement Effective Date to have consented to this Agreement but shall not have any Revolving Commitment. Each Revolving Lender (other than a Renewing Revolving Lender in its capacity as such) is referred to herein as an “Additional Revolving Lender”, it being understood that, if a Revolving Lender is both a Renewing Revolving Lender and an Additional Revolving Lender, then (i) its Revolving Commitment in its capacity as a Renewing Revolving Lender shall equal the outstanding principal amount of its Existing Revolving Commitment and (ii) its Revolving Commitment in its capacity as an Additional Revolving Lender shall equal the excess of its total Revolving Commitment over the amount of its Existing Revolving Commitment.

(c) On the Restatement Effective Date (i) all Existing Revolving Commitments (other than those of Renewing Revolving Lenders that are being continued as Revolving Commitments under the Restated Credit Agreement) shall terminate and (ii) the Borrower shall pay all fees and interest accrued for the account of the Existing Revolving Lenders under the Existing Credit Agreement and prepay any and all Revolving Loans and Swingline Loans outstanding under, and as defined in, the Existing Credit Agreement and any other amounts (including amounts under Section 2.16 of the Existing Credit Agreement) owing to the Existing Revolving Lenders under the Existing Credit Agreement; provided that the foregoing shall be without prejudice to the Borrower’s right to borrow under and in accordance with the Restated Credit Agreement on the Restatement Effective Date in order to effect such payments.

SECTION 5. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit; Amendment of Security Documents.

(a) Effective on the Restatement Effective Date, immediately upon the consummation of the transactions set forth in Sections 3 and 4 above, the Existing Credit Agreement (excluding the annexes, schedules and exhibits thereto that are not attached as part of Exhibit A hereto) is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

(b) All Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement, and on and after the Restatement Effective Date, the terms of the

Restated Credit Agreement will govern the rights and obligations of Holdings, the Borrower, the Lenders, the applicable Issuing Bank and the Administrative Agent with respect thereto.

(c) Effective on the Restatement Effective Date, (i) each Lender under, and as defined in, the Existing Credit Agreement that is not a Term Lender or Revolving Lender as defined herein shall be released from all its obligations under the Existing Credit Agreement and shall not have any obligations under the Restated Credit Agreement, and (ii) each Term Lender and Revolving Lender as defined herein shall be deemed to be a party to the Restated Credit Agreement, together with Holdings, the Borrower and the Administrative Agent, and the Restated Credit Agreement shall govern the rights and obligations of the parties hereto with respect to the Term Loans and Revolving Commitments; provided that the foregoing shall not be construed to discharge or release the Borrower from any obligations owed to any Lenders under the Existing Credit Agreement that cease to be Lenders under the Restated Credit Agreement, including obligations under Sections 2.15, 2.16, 2.17 or 9.03 thereof.

(d) The parties hereto that are Lenders under, and as defined in, the Existing Credit Agreement hereby waive any requirement under the Existing Credit Agreement of notice of prepayment of Loans under, and as defined in, the Existing Credit Agreement provided for herein.

(e) The Restatement Lenders hereby consent to any amendment of the Security Documents that the Administrative Agent determines to be necessary or desirable to implement the provisions of this Agreement and the Restated Credit Agreement.

SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3, 4 and 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Cleary Gottlieb Steen & Hamilton LLP, counsel for the Borrower, substantially in the form of Exhibit B-1, (ii) Arendt Law Group PLC, Arizona local counsel for the Borrower, substantially in the form of Exhibit B-2, and (iii) Hinckley, Allen & Snyder LLP, Rhode Island local counsel for the Borrower, substantially in the form of Exhibit B-3, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Restatement Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other customary legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) Each of the conditions set forth in Section 4.02 of the Restated Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming satisfaction of the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

(e) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Agreement and the Existing Credit Agreement on or prior to the Restatement Effective Date, including, to the extent invoiced in writing at least one Business Day prior to the Restatement Effective Date, reimbursement or payment of all reasonable documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

(f) The Collateral and Guarantee Requirement shall be satisfied after giving effect to the Restatement Transactions, and in connection therewith the Administrative Agent shall have received (i) a completed Perfection Certificate with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) in the jurisdictions contemplated by the Perfection Certificate and the copies of the financing statements (or similar documents) disclosed by such research and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are expressly permitted by the Restated Credit Agreement, (iii) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and the Pledge Agreement (including any supplements thereto), after giving effect to the Restatement Transactions, and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement and the Pledge Agreement and (iv) (A) a new Mortgage or an amendment to an existing Mortgage with respect to each Mortgaged Property providing that the Term Loans and extensions of credit under the Revolving Commitments (in addition to the other Obligations) shall be secured by a Lien on each such Mortgaged Property, (B) with respect to amendments to existing Mortgages, endorsements to existing policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as amended so remains a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02 of the

Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Restatement Lenders may reasonably request and (C) such surveys, abstracts, appraisals, legal opinions and other documents as the Collateral Agent or the Restatement Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property.

(g) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been executed and delivered by each party thereto.

(h) The Administrative Agent shall have received reasonably satisfactory evidence of insurance maintained by Holdings, the Borrower and the Subsidiaries.

(i) The Revolving Lenders and Term Lenders shall have received, to the extent requested, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

The Administrative Agent shall notify the Borrower and the Restatement Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3, 4 and 5 of this Agreement and the obligations of the Term Lenders to make Term Loans and the Revolving Commitments of the Revolving Lenders provided for herein shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on March 6, 2007 (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

SECTION 7. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and the Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. No Novation. This Agreement shall not extinguish the Obligations outstanding under the Existing Credit Agreement, except to the extent actually paid as provided herein. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date. This Agreement shall be a Loan Document for all purposes.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement or, in the case of a notice to any Existing Term Lender or Existing Revolving Lender, in accordance with Section 9.01 of the Existing Credit Agreement.

SECTION 10. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ON SEMICONDUCTOR CORPORATION,

By	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

By	/s/ Donald A. Colvin
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Term Lender and a Renewing Revolving Lender

By	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT AMONG ON SEMICONDUCTOR CORPORATION, SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

JPMorgan Chase Bank, N.A

Executing as a Term Lender:

JPMorgan Chase Bank, N.A.

By	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

Executing as a Renewing Revolving Lender:

Credit Suisse, Cayman Islands Branch

By	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

By	/s/ Denise L. Alvarez
Name:	Denise L. Alvarez
Title:	Associate

Additional Revolving Lender:

ABN AMRO Bank, N.V.

By	/s/ Gina M. Brusatori
Name:	Gina M. Brusatori
Title:	Managing Director

By	/s/ Dianne D. Barkley
Name:	Dianne D. Barkley
Title:	Managing Director

ANNEXES, SCHEDULES AND EXHIBITS

Annexes

Annex I	Lender Consent

Schedules

Schedule I	Commitments

Exhibits

Exhibit A	Amended and Restated Credit Agreement
Exhibit B-1	Form of Opinion of Cleary Gottlieb Steen & Hamilton LLP
Exhibit B-2	Form of Opinion of Arendt Law Group PLC
Exhibit B-3	Form of Opinion of Hinckley, Allen & Snyder LLP
Exhibit C	Form of Reaffirmation Agreement

ANNEX I

ON Semiconductor Corporation

Semiconductor Components Industries, LLC

Lender Consent

Reference is made to the Amendment and Restatement Agreement dated as of March 6, 2007 (the “Amendment and Restatement Agreement”), under the Amended and Restated Credit Agreement dated as of August 4, 1999, as amended and restated as of February 6, 2006 (as further amended and in effect immediately prior to the Restatement Effective Date (as defined in the Amendment and Restatement Agreement), the “Existing Credit Agreement”), among ON Semiconductor Corporation, Semiconductor Components Industries, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

The undersigned is a Lender under the Existing Credit Agreement. In such capacity, the undersigned hereby consents to the Amendment and Restatement Agreement.

Name of Lender:

by
Name:
Title: